EXHIBIT 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into as of the 30th day of December, 2019, by and between Amyris, Inc., a Delaware corporation with offices located at 5885 Hollis Street, Suite 100, Emeryville, CA 94608 (the “Company”) and the investor signatory hereto (the “Holder”), with reference to the following facts:

A. Prior to the date hereof, pursuant to that Securities Exchange Agreement, dated as of November 8, 2019, by and among the Company and the investors party thereto (the “Securities Exchange Agreement”), the Company issued senior convertible notes, a portion of which are held as of the date hereof by the Holder with an aggregate principal amount outstanding as of the date hereof as set forth on the signature page of the Holder attached hereto (the “Existing Note”), convertible into shares of the Company’s common stock, par value $0.0001 per share (including any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock, “Common Stock”), in accordance with the terms thereof. Capitalized terms used but not otherwise defined herein shall have the meanings as set forth in the Securities Exchange Agreement (as amended hereby).

B. The Company and the Holder desire to exchange (the “Exchange” or the “Transaction”) the Existing Note, on the basis and subject to the terms and conditions set forth in this Agreement, for (u) the right (the “Right”) to acquire up to such aggregate number of shares of Common Stock as is set forth on the signature page of the Holder attached hereto (the “Right Shares”) in accordance with Section 16, (v) a new senior convertible note, in substantially the form attached hereto as Exhibit A (the “New Note”, and the shares issuable upon conversion of the New Note or otherwise pursuant to the New Note, together with any Right Shares issued in accordance with the Right, the “New Conversion Shares”), in an aggregate principal amount as set forth on the signature page of the Holder attached hereto, (w) a Common Stock Purchase Warrant, in substantially the form attached hereto as Exhibit B (the “New Warrant”), exercisable into such aggregate number of shares of Common Stock as is set forth on the signature page of the Holder attached hereto (the “New Warrant Shares”, and together with the New Conversion Shares, the “New Underlying Shares”), (x) accrued and unpaid interest outstanding under the Existing Note as of the Closing Date as is set forth on the signature page of the Holder attached hereto (the “Outstanding Interest”), (y) Freely Tradable (as defined in the New Note) shares of Common Stock in an aggregate amount as set forth on the signature page of the Holder attached hereto (the “Exchange Shares”, and, together with the New Note and the New Warrant, the “New Primary Securities”, and the New Primary Securities together with the New Underlying Shares, the “New Securities”) and (z) cash in an aggregate amount as set forth on the signature page of the Holder attached hereto (the “Cash Consideration”).

C. The New Primary Securities and this Agreement and such other documents and certificates related thereto are collectively referred to herein as the “Exchange Documents”.

D. The Exchange is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

E. Concurrently herewith, the Company may enter into agreements with other holders of the Notes (as defined in the Securities Exchange Agreement) (each, an “Other Holder” and together with the Holder, the “Holders”, and such agreements, each an “Other Agreement”) substantially in the form of this Agreement (other than with respect to the identity of the Holder, any provision regarding the reimbursement of legal fees and proportional changes reflecting the different holdings of such Other Holders).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.                  Exchange. On the Closing Date (as defined below), subject to the terms and conditions of this Agreement, pursuant to Section 3(a)(9) of the Securities Act, the Holder shall convey, assign and transfer the Existing Note to the Company in exchange for which the Company shall grant the Right to the Holder and shall issue the New Primary Securities to the Holder at the address for delivery set forth on the signature page of the Holder attached hereto. In addition, on or prior to January 31, 2020, the Company shall deliver to the Holder the Outstanding Interest and the Cash Consideration in the amount set forth on the signature page of the Holder attached hereto, in each case in immediately available funds, pursuant to wire or other delivery instructions provided by the Holder to the Company no later than one (1) Business Day prior to such payment.

2.                  Ratifications; Incorporation of Terms under Transaction Documents.

(a)               Ratifications. Except as otherwise expressly provided herein, the Securities Exchange Agreement, and each of the other Transaction Documents, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the date hereof: (i) all references in the Securities Exchange Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Securities Exchange Agreement shall mean the Securities Exchange Agreement as amended by this Agreement, and (ii) all references in the other Transaction Documents to the “Securities Exchange Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Securities Exchange Agreement shall mean the Securities Exchange Agreement as amended by this Agreement.

(b)               Amendments and Incorporation of Terms under Transaction Documents. Effective as of the date hereof, the Securities Exchange Agreement and each of the other Transaction Documents are hereby amended as follows (and any such agreements, covenants and related provisions therein shall be deemed incorporated by reference herein, mutatis mutandis, amended as such):

(i) The defined term “Notes” is hereby amended to include the New Note and the New Warrant (as defined herein and as defined pursuant to each Other Agreement, if any).

(ii) The defined term “Conversion Shares” is hereby amended to include the New Underlying Shares and the Exchange Shares (as defined herein and as defined pursuant to each Other Agreement, if any).

(iii) The defined term “Transaction Documents” is hereby amended to include this Agreement and each Other Agreement, if any.

(iv) Section 4(s) of the Securities Exchange Agreement is hereby amended to replace “January 31, 2020” with “March 15, 2020”.

3.                  Company Representations and Warranties. Except as set forth in the Disclosure Schedules attached to the Securities Exchange Agreement or the Supplemental Disclosure Schedules attached hereto as Exhibit D (collectively, the “Disclosure Schedules”), and after taking into account the provisions of Section 2 above, the Company re-affirms to the Holder the representations and warranties contained in Section 3 of the Securities Exchange Agreement, as of the date hereof and as of the Closing Date. In addition, except as set forth in the Disclosure Schedules, the Company represents and warrants to the Holder that, as of the date hereof and as of the Closing Date:

3.1              Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Exchange Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Exchange Documents. Other than the Persons (as defined below) set forth in Exhibit 21.01 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, the Company has no Subsidiaries. “Subsidiaries” means any Person that would be a “significant subsidiary” of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), as such regulation is in effect on the date hereof, and each of the foregoing, is individually referred to herein as a “Subsidiary.” For purposes of this Agreement, (x) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof and (y) “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

3.2              Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the New Note and the New Warrant and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by the Exchange Documents and to consummate the Transaction (including, without limitation, the granting of the Right hereunder and the issuance of the New Primary Securities in accordance with the terms hereof and thereof). As of the Closing Date, the execution and delivery of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the granting of the Right hereunder, the issuance of the New Primary Securities and the reservation for issuance and issuance of the New Underlying Shares issuable upon conversion or exercise, as applicable, of the Right, the New Note and the New Warrant, will have been duly authorized by the Company’s Board of Directors (or a duly authorized committee thereof) and no further filing, consent, or authorization will be required by the Company, its Board of Directors or its stockholders. This Agreement has been and, as of the Closing Date, the other Exchange Documents will have been, duly executed and delivered by the Company, and constitute or will constitute, as applicable, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

3.3              No Conflict. The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the granting of the Right hereunder and the issuance of the New Primary Securities and reservation for issuance and issuance of the New Underlying Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below) or any other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or Bylaws (as defined below) of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, after giving effect to the receipt by the Company of the Required Consents (as defined below), or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Global Select Market (the “Principal Market”) and including all applicable federal laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Material Adverse Effect.

3.4              No Consents. Except as set forth on Schedule 3.4 (the “Required Consents”), neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than such filings as may be required by any federal or state securities laws, rules or regulations), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Exchange Documents.

3.5              Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the New Securities is exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(9) thereof.

3.6              Status of Existing Note; Issuance of New Securities.

(a)               The Existing Note is a bona fide outstanding senior convertible note owed by the Company to the Holder, and the outstanding obligations thereunder arose in the ordinary course of business, for money either (x) loaned to the Company by the Holder or (y) due and payable to the Holder for services rendered pursuant to a written agreement, by and between the Holder and the Company (and/or one or more of its Subsidiaries), in each case, in good faith. There has been no modification, compromise, forbearance, or waiver entered into or given with respect to the Existing Note or the Transaction Documents. The Company has no knowledge that the Existing Note is subject to dispute and to the knowledge of the Company there is no action based on the Existing Note that is currently pending in any court or other legal venue and to the knowledge of the Company no judgments based upon the Existing Note have been previously entered in any legal proceeding. The Company has not received any written notice from the Holder or any other person challenging or disputing the Existing Note, or any portion thereof, and the Company is unconditionally obligated to pay the entire aggregate principal amount outstanding under the Existing Note (and any accrued and unpaid interest thereunder) without defense, counterclaim or offset.

(b)               As of the Closing Date, the granting of the Right hereunder and the issuance of the New Primary Securities will be duly authorized and upon issuance in accordance with the terms of the Exchange Documents shall be validly issued, fully paid and non-assessable and free from all Liens (as defined in the New Note). Upon issuance upon conversion or exercise, as applicable, in accordance with the Right, the New Note or the New Warrant, the New Underlying Shares, when issued, will be validly issued, fully paid and nonassessable and free from all Liens with respect to the issue thereof, with the Holder being entitled to all rights accorded to a holder of Common Stock. By virtue of Rule 3(a)(9) under the Securities Act, the New Primary Securities will have a Rule 144 holding period that will be deemed to have commenced as of December 10, 2018, the date of the original issuance by the Company of the senior convertible note for which the Existing Note was exchanged pursuant to the Securities Exchange Agreement. Assuming the Holder is not an affiliate of the Company, as of the date hereof and as of the Closing Date, neither the New Primary Securities nor the New Underlying Shares shall be required to bear any restrictive legend and, upon any conversion or exercise, as applicable, of the Right, the New Note or the New Warrant, the New Underlying Shares shall be freely tradeable by the Holder pursuant to and in accordance with Rule 144 promulgated under the Securities Act (“Rule 144”).

3.7              Transfer Taxes. On the Closing Date, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the granting of the Right or the issuance of the New Primary Securities to be exchanged with the Holder hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

3.8              Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in material violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Certificate of Incorporation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in material violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth in the reports, schedules, forms, proxy statements, statements and other documents filed by the Company with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the two (2) years prior to the date hereof (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”),the Company is not in material violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Except as set forth in SEC Documents, during the two years prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as set forth in the SEC Documents, the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

3.9              Transactions With Affiliates. Except as set forth in the SEC Documents, none of the officers or directors of the Company or its Subsidiaries and, to the knowledge of the Company, none of the employees of the Company or its Subsidiaries is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors) required to be disclosed under Item 404 of Regulation S-K under the Exchange Act.

3.10          Equity Capitalization.

(a)         Authorized and Outstanding Capital Stock. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the SEC Documents (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, employee benefit or equity incentive plans referred to in the SEC Documents or pursuant to the exercise of convertible securities, warrants or options referred to in the SEC Documents). As of the Closing, the Company shall have reserved from its duly authorized share capital not less than thirty nine million six hundred thousand (39,600,000) shares of Common Stock, with [__] ([__]) of such shares of Common Stock reserved with respect to the Holder.

(b)         Valid Issuance; Available Shares; Affiliates. All of such outstanding shares of capital stock are duly authorized and have been, or upon issuance will be, validly issued, fully paid and nonassessable. The SEC Documents accurately set forth, as of the dates referred to therein, the number of shares of Common Stock that are (A) reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Right, the New Note and the New Warrant) and (B) that are, as of the date referred to therein, owned by Persons who are “affiliates” (as defined in Rule 405 of the Securities Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.

(c)         Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; and (E) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the New Securities.

(d)         Organizational Documents. True, correct and complete copies of the Company’s Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Restated Bylaws, as in effect on the date hereof (the “Bylaws”), and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto, are set forth in, or filed as exhibits to, the SEC Documents.

3.11          Indebtedness and Other Contracts. Neither the Company nor any of its Subsidiaries, (i) except as disclosed in the SEC documents, has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect (other than the Existing Note, any other senior convertible note of the same series, and the Securities Exchange Agreement), or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

3.12          Litigation. Except as set forth in the SEC Documents, there is no action, claim, suit, investigation or proceeding, whether commenced or threatened, before any court, governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company or its Subsidiaries wherein an unfavorable decision, ruling or finding would reasonably be expected to, individually or in the aggregate, (i) materially adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Exchange Documents or (ii) have a Material Adverse Effect. The Company is not a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental agency or body that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.13          No Consideration Paid. No consideration, commission or other remuneration has been paid by the Holder to the Company, its Subsidiaries or any of their agents or affiliates in connection with the Exchange.

3.14          Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Holder or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Exchange Documents. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

4.                  Holder’s Representations and Warranties. As a material inducement to the Company to enter into this Agreement and consummate the Exchange, the Holder hereby represents and warrants with and to the Company, as of the date hereof and as of the Closing Date, as follows:

4.1       Reliance on Exemptions. The Holder understands that the New Securities are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein and in the other Exchange Documents in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the New Securities.

4.2       No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the New Securities or the fairness or suitability of the investment in the New Securities nor have such authorities passed upon or endorsed the merits of the offering of the New Securities.

4.3       Validity; Enforcement. This Agreement and the other Exchange Documents to which the Holder is a party have been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

4.4       No Conflicts. The execution, delivery and performance by the Holder of this Agreement and the other Exchange Documents to which the Holder is a party, and the consummation by the Holder of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

4.5       Investment Risk; Sophistication. The Holder is acquiring the New Primary Securities hereunder in the ordinary course of its business. The Holder has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluation of the merits and risks of the prospective investment in the New Primary Securities, and has so evaluated the merits and risk of such investment. The Holder is an “accredited investor” as defined in Regulation D under the Securities Act.

4.6       Ownership of Existing Note. The Holder owns the Existing Note free and clear of any Liens (other than the obligations pursuant to this Agreement, the Transaction Documents, applicable securities laws, or any bona fide margin agreement that does not impair the Holder’s ability to deliver the Existing Note to the Company free and clear of any Liens) and has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other Exchange Documents to which it is a party and to consummate the Transaction.

5.                  Closing; Conditions. Subject to the conditions set forth below, the Exchange shall take place at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022, on the Business Day immediately following such date as the Company shall have satisfied all conditions to closing below, or at such other time and place as the Company and the Holder mutually agree (the “Closing” and the “Closing Date”).

5.1.       Condition’s to Investor’s Obligations. The obligation of the Holder to consummate the Exchange is subject to the fulfillment, to the Holder’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions (unless waived by the Holder in writing, prior to the Closing):

(a)       Representations and Warranties; Covenants. The representations and warranties of the Company contained in this Agreement and the Securities Exchange Agreement shall be true and correct on the date hereof and on and as of the Closing Date as if made on and as of such date (except for representations and warranties that speak as of a specific date, which are accurate as of such specified date). The Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Holder shall have received a certificate, duly executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Holder in the form acceptable to the Holder.

(b)       Issuance of Securities. At the Closing, the Company shall issue to the Holder the New Primary Securities in accordance with Section 1 hereof.

(c)       No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(d)       Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Holder, and the Holder shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

(e)       No Event of Default. No Event of Default (as defined in the New Note) or event that with the passage of time or giving of notice would constitute an Event of Default shall have occurred and be continuing.

(f)       Consents. The Company shall have obtained all governmental, regulatory or third party consents and approvals (or waiver of such consents or approvals), if any, necessary for the Exchange, including without limitation, those required by the Principal Market, if any, and the Required Consents.

(g)       Listing. The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market. The Company shall have obtained approval of the Principal Market to list or designate for quotation (as the case may be) the Conversion Shares, including the New Underlying Shares and the Exchange Shares.

(h)       Opinion. The Holder shall have received the opinion of Fenwick & West LLP, the Company’s counsel, dated as of the Closing Date, in the form acceptable to the Holder.

(i)       Transfer Agent Instructions. The Company shall have delivered to the Holder a revised version of the Irrevocable Transfer Agent Instructions, in the form acceptable to the Holder, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(j)       Certificate of Good Standing. The Company shall have delivered to the Holder a certificate evidencing the formation and good standing of the Company in Delaware issued by the Delaware Secretary of State as of a date within ten (10) days of the Closing Date.

(k)       Certificate of Incorporation. The Company shall have delivered to the Holder a copy of the Certificate of Incorporation, as currently in effect, certified by the Delaware Secretary of State.

(l)       Secretary's Certificate. The Company shall have delivered to the Holder a certificate, in the form acceptable to the Holder, executed by the Secretary or Assistant Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3.2 hereof as adopted by the Company’s board of directors in a form reasonably acceptable to the Holder, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at the Closing.

(m)       Voting Agreements. The Company shall have delivered to the Holder revised executed copies of the Voting Agreements executed by stockholders of the Company representing Beneficial Ownership (as defined in the Voting Agreements) of no less than 29% of the Company’s outstanding Common Stock, in a form reasonably satisfactory to the Holder.

(n)       Legal Fees. The Company shall have paid the outstanding legal fees of Latham & Watkins LLP with respect to the preparation, negotiation and delivery of the Securities Exchange Agreement (and the attachments thereto), the consummation of the transactions contemplated thereby and the alleged default by the Company under the Existing Note.

(o)       No Material Adverse Effect. Since the date of execution of this Agreement, no event or series of events shall have occurred that would reasonably be expected to result in a Material Adverse Effect.

(p)       Other Agreements. All conditions to closing contained in the Other Agreements shall have been satisfied or waived.

(q)       Forbearance of Indebtedness. The Company shall have provided evidence reasonably satisfactory to the Holder that (i) the Aprinnova Note originally issued on August 1, 2019 and originally due on October 1, 2019 in the principal amount of $800,000 (as amended) and (ii) all Indebtedness of the Company which has any payments of interest or principal due or payable during the period from November 15, 2019 through January 31, 2020 (other than up to one million ($1,000,000) in interest payments under instruments with DSM Finance B.V.), shall have been extended or deferred, including through amendments, waivers or forbearance agreements, such that all such payments shall not be due or payable until on or after January 31, 2020.

(r)       Holder Requests. The Company and its Subsidiaries shall have delivered to the Holder such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as the Holder or its counsel may reasonably request.

5.2.       Condition’s to the Company’s Obligations. The obligation of the Company to consummate the Exchange is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions (unless waived by the Company in writing, prior to the Closing):

(a)       Representations and Warranties. The representations and warranties of the Holder contained in this Agreement shall be true and correct on the date hereof and on and as of the Closing Date as if made on and as of such date (except for representations and warranties that speak as of a specific date, which are accurate as of such specified date).

(b)       No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(c)       Exchange Documents. The Holder shall have executed each of the Exchange Documents to which it is a party and delivered the same to the Company.

6.                  No Integration. None of the Company, its Subsidiaries, any of their affiliates, or any Person acting on their behalf shall, directly or indirectly, make any offers or sales of any security (as defined in the Securities Act) or solicit any offers to buy any security or take any other actions, under circumstances that would require registration of any of the New Underlying Shares or the Exchange Shares under the Securities Act or cause this offering of the New Underlying Shares and the Exchange Shares to be integrated with such offering or any prior offerings by the Company for purposes of Regulation D under the Securities Act.

7.                  Listing. The Company shall promptly secure the listing or designation for quotation (as applicable) of all of the New Underlying Shares and the Exchange Shares upon the Principal Market (subject to official notice of issuance) and shall maintain such listing of all of the New Underlying Shares and the Exchange Shares from time to time issuable under the terms of the Exchange Documents. The Company shall maintain the Common Stock’s authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 7.

8.                  Fees. The Company shall promptly reimburse Latham & Watkins LLP (counsel to the Holder), on demand, for all reasonable, documented costs and expenses incurred by it in connection with preparing and delivering this Agreement (including, without limitation, all reasonable, documented legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby) in an aggregate amount not to exceed $40,000.

9.                  Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of the New Primary Securities (and upon conversion or cashless exercise, as applicable, of the Right, the New Note or the New Warrant, the New Underlying Shares) shall be tacked onto the holding period of the Existing Note, and the Company agrees not to take a position contrary to this Section 9. The Company acknowledges and agrees that, effective as of the date hereof and as of the Closing Date (assuming the Holder is not an affiliate of the Company) (i) upon issuance in accordance with the terms of the Right, the New Note or the New Warrant (assuming a cashless exercise of the New Warrant, with respect to any New Warrant Shares), the New Underlying Shares will be eligible to be resold pursuant to Rule 144 and, unless the Holder is an affiliate of the Company, the Company will provide any required opinion of the Company’s counsel that such New Underlying Shares will be free from any legends, (ii) the Company is not aware of any event reasonably likely to occur that would reasonably be expected to result in the New Underlying Shares (assuming a cashless exercise of the New Warrant, with respect to any New Warrant Shares) becoming ineligible to be resold by the Holder pursuant to Rule 144 and (iii) in connection with any resale of New Underlying Shares (assuming a cashless exercise of the New Warrant, with respect to any New Warrant Shares) pursuant to Rule 144, the Company will provide any required opinion of the Company’s counsel that such New Underlying Shares are Freely Tradable (as defined in the New Note) and no legal opinion of counsel for the Holder shall be required. The Company shall be responsible for any transfer agent fees or DTC fees or legal fees of the Company’s counsel with respect to the removal of legends, if any, or issuance of New Underlying Shares in accordance herewith.

10.              Blue Sky. The Company shall make all filings and reports relating to the Exchange required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any.

11.              Disclosure of Transaction.

(a)       On or before 5:00 p.m., New York time, on the day of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Exchange Documents in the form required by the Exchange Act and attaching this Agreement and the forms of the New Primary Securities (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Exchange Documents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, relating to the transactions contemplated by the Exchange Documents, shall terminate.

(b)       The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Holder with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion). To the extent that the Company delivers any material, non-public information to the Holder without the Holder’s consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality with respect to such material, non-public information. Subject to the foregoing, neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Holder, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and (ii) as is required by applicable law and regulations. Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise, except as required by applicable law or regulation. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that from the filing of the 8-K Filing, the Holder shall not have (unless expressly agreed to by the Holder after the date hereof in a written definitive and binding agreement executed by the Company and the Holder), any duty of confidentiality with respect to any material, non-public information regarding the Company or any of its Subsidiaries.

12.              Notices to Holder. All notices to the Holder pursuant to the Securities Exchange Agreement or the New Primary Securities shall be delivered in accordance with the notice instructions set forth on the signature page of the Holder attached hereto (or such other instructions delivered in writing to the Company by the Holder from time to time).

13.              Termination. If the Transaction is not consummated on or prior to January 7, 2020, the Holder may terminate this Agreement by written notice to the Company and this Agreement shall thereafter be null and void, ab initio.

14.              Independent Nature of Holder’s Obligations and Rights. The obligations of the Holder under this Agreement are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any Other Agreement. Nothing contained herein or in any Other Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement. The decision of the Holder and each Other Holder to purchase New Securities pursuant to the Transaction Documents has been made by the Holder and such Other Holders independently of any other Holder. The Holder acknowledges that no Other Holder has acted as agent for the Holder in connection with the Holder making its investment hereunder and that no Other Holder will be acting as agent of the Holder in connection with monitoring the Holder’s investment in the New Securities or enforcing its rights under the Exchange Documents. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

15.              Most Favored Nations. The Company hereby represents and warrants as of the date hereof and covenants and agrees that none of the terms offered to any Other Holder with respect to any exchange of Notes, including, without limitation with respect to any consent, release, amendment, settlement, or waiver relating to any exchange of Notes (each an “Settlement Document”), is or will be more favorable to such Person (other than any reimbursement of legal fees) than those of the Holder and this Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Holder immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this Section 15 shall apply similarly and equally to each Settlement Document.

16.              Right to Issue Shares.

(a)               General. In the Exchange, the Company shall issue the Holder the Right to receive the Right Shares in accordance with Section 1 hereof, which Right shall have such terms and conditions as set forth in this Section 16. The Company and the Holder hereby agree that no additional cash consideration is payable in connection with the issuance of the Right or the exercise of the Right.

(b)               Exercise of Right of Issuance of Shares. Subject to the terms hereof, the exercise of the Right may be made, in whole or in part, at any time or times on or after the date hereof by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed PDF copy of the Notice of Issuance Form annexed hereto as Exhibit C (each, a “Notice of Issuance”, and the corresponding date thereof, the “Exercise Date”). Partial exercises of the Right resulting in issuances of a portion of the total number of Right Shares available thereunder shall have the effect of lowering the outstanding number of Right Shares issuable thereunder in an amount equal to the applicable number of Right Shares issued. The Holder and the Company shall maintain records showing the number of Right Shares issued and the date of such issuances. The Company shall deliver any objection to any Notice of Issuance Form within one (1) Trading Day (as defined in the New Note) of receipt of such notice. The Holder acknowledges and agrees that, by reason of the provisions of this paragraph, following each exercise of the Right issued hereunder and the issuance of a portion of the Right Shares pursuant thereto, the number of Right Shares available for issuance pursuant to the Right issued hereunder at any given time may be less than the amount stated in the recitals hereof.

(c)               Delivery of Right Shares. The Right Shares issued hereunder shall be transmitted through the Company’s transfer agent (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s prime broker with DTC through its DWAC system if the Company is then a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Issuance by the date that is two (2) Trading Days after the delivery to the Company of the Notice of Issuance (such date, the “Share Delivery Deadline”). The Right Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become the holder of record of such shares for all purposes, as of the date the Right has been exercised.

(d)               Charges, Taxes and Expenses. Issuance of Right Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Issuance.

(e)               Authorized Shares. The Company covenants that, during the period the Right is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Right Shares upon the exercise of the Right. The Company further covenants that its issuance of the Right shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Right Shares upon the due exercise of the Right. The Company will take all such reasonable action as may be necessary to assure that such Right Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed. The Company covenants that all Right Shares which may be issued upon the exercise of the Right will, upon exercise of the Right, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, Liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(f)                Impairment. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Agreement against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Right Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Right Shares upon the exercise of the Right and (iii) use reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Agreement.

(g)               Authorizations. Before taking any action which would result in an adjustment in the number of Right Shares for which the Right provides for, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(h)               Limitations on Exercise.

1.                  Beneficial Ownership Limitation. The Company shall not effect any exercise of the Right, and the Holder shall not have the right to exercise any portion of the Right pursuant to the terms and conditions of this Agreement and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties (as defined below) would beneficially own in excess of four and ninety nine hundredths percent (4.99%) of the shares of Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limit”); provided, however, that this Section 16(h) will not apply to any Holder that is subject to Section 16(a) or (b) of the Exchange Act with respect to the Company by virtue of being deemed to be a “director” or “officer” of the Company within the meaning of Section 16 of the Exchange Act. Notwithstanding anything to the contrary in this Section 16(h), upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Beneficial Ownership Limit to any other percentage not in excess of nine and ninety nine hundredths percent (9.99%) as specified in such notice; provided that any increase in the Beneficial Ownership Limit will not be effective until the sixty-first (61st) calendar day after the delivery of such written notice. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of the Right issued hereunder with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of the Right beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 16(h). For purposes of this Section 16(h) beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of the Right without exceeding the Beneficial Ownership Limit, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a Notice of Issuance from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Notice of Issuance would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 16(h), to exceed the Beneficial Ownership Limit, the Holder must notify the Company of a reduced number of shares of Common Stock to be purchased pursuant to such Notice of Issuance. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Right, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of the Right results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Beneficial Ownership Limit of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Beneficial Ownership Limit (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Beneficial Ownership Limit to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Beneficial Ownership Limit will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of a Right that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of the Right hereunder in excess of the Beneficial Ownership Limit shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to exercise any Right pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 16(h) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 16(h) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of Right. For the purpose of this Agreement: (x) “Attribution Parties” means any other Person whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act.

2.                  Stock Exchange Limitation. Until the Requisite Stockholder Approval (as defined in the New Note) is obtained, in no event will the number of shares of Common Stock issued upon exercise of the Right, when aggregated with the Exchange Shares, any shares of Common Stock issued upon exercise of the New Warrant and any shares of Common Stock issued upon conversion of the New Note or otherwise pursuant to the New Note, exceed [__] [NTD: to be a prorated proportion of 17,202,404 shares based on total amount of New Notes issued] shares in the aggregate (or such higher number as set forth in Section 8(j)(ii) of the New Note). If, after February 1, 2020, any one or more shares of Common Stock are not delivered upon exercise of the Right as a result of the operation of the preceding sentence (such shares, the “Withheld Shares”), then (1) on the Share Delivery Deadline for such exercise, the Company will pay to the Holder cash in an amount equal to the product of (x) the number of such Withheld Shares; and (y) the Daily VWAP (as defined in the New Note) per share of Common Stock on the Exercise Date for such exercise; and (2) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in settlement of a sale by the Holder of such Withheld Shares, the Company will reimburse the Holder for (x) any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection with such purchases and (y) the excess, if any, of (A) the aggregate purchase price of such purchases over (B) the product of (I) the number of such Withheld Shares purchased by the Holder; and (II) the Daily VWAP on the Exercise Date for such exercise.

(i)                 Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of the Right, pursuant to the terms hereof.

(j)                 Stock Dividends and Splits. If the Company, at any time while the Right exists: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the number of Right Shares issuable upon exercise of the Right shall be proportionately adjusted. Any adjustment made pursuant to this Section 16(j) shall become effective immediately upon the record date for the determination of stockholders entitled to receive such dividend or distribution (provided that if the declaration of such dividend or distribution is rescinded or otherwise cancelled, then such adjustment shall be reversed upon notice to the Holder of the termination of such proposed declaration or distribution as to any unexercised portion of the Right at the time of such rescission or cancellation) and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(k)               Compensation for Buy-In on Failure to Timely Deliver Right Shares. If the Company shall fail, for any reason or for no reason, on or prior to the applicable Share Delivery Deadline, either (x) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, to issue and deliver to the Holder (or its designee) a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or, (y) if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of a Right (a “Delivery Failure”), and if on or after such Share Delivery Deadline the Holder purchases (in an open market transaction or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable upon such exercise that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure (a “Buy-In”), then, in addition to all other remedies available to the Holder, the Company shall, within two (2) Business Days after receipt of the Holder’s request and in the Holder’s discretion, either: (I) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of the Right hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (II) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of Right hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock multiplied by (y) the lowest Last Reported Sale Price of the Common Stock on any Trading Day (as defined in the New Note) during the period commencing on the date of the applicable Notice of Issuance and ending on the date of such issuance and payment under this clause (II). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of the Right as required pursuant to the terms hereof. All determinations of the Last Reported Sale Price shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

(l)                 Subsequent Rights Offerings. Except with respect to any adjustments pursuant to Section 16(j) above, if at any time the Company grants, issues or sells any convertible securities, options or rights to purchase stock, warrants, securities or other property pro rata to the record Holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of the Rights (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limit) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record Holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limit, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limit).

(m)             Fundamental Change. If, at any time while the Right remains outstanding, a Fundamental Change (as defined in the New Note) occurs, then, upon any subsequent exercise of the Right, the Holder shall have the right to receive, for each Right Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Change, at the option of the Holder (without regard to any limitation in Section 16(h) on the exercise of the Right), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration receivable as a result of such Fundamental Change by the Holder of one share of Common Stock. Upon the occurrence of any such Fundamental Change, the any successor entity in a Fundamental Change in which the Company is not the survivor (the “Successor Entity”) shall succeed to, and be substituted for (so that from and after the date of such Fundamental Change, the provisions of this Agreement and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Agreement and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

(n)               Notice to Allow Exercise of Right. If at any time while the Right remains outstanding, (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such material, non-public information regarding the Company or any of the Subsidiaries contained in such notice with the SEC pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise the Right during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(o)               No Rights as Stockholder Until Exercise. The Right does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof.

(p)               Transferability. Subject to compliance with any applicable securities laws, the Right and all rights hereunder are transferable, in whole or in part, upon written assignment substantially duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer of this Agreement delivered to the principal office of the Company or its designated agent. Upon such assignment and, if required, such payment, the Company shall enter into a new agreement with the assignee or assignees, as applicable, and this Agreement shall promptly be cancelled. The Right, if properly assigned in accordance herewith, may be exercised by a new Holder for the issue of Right Shares without having a new agreement executed.

17.              Miscellaneous Provisions. Section 9 of the Securities Exchange Agreement (as amended hereby) is hereby incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, the Holder and the Company have executed this Agreement as of the date set forth on the first page of this Agreement.

COMPANY: AMYRIS, INC. By: __________________________ Name: Title:

IN WITNESS WHEREOF, each Holder and the Company have executed this Agreement as of the date set forth on the first page of this Agreement.

Principal Amount of Existing Note Outstanding:

$[______]

Outstanding Interest on Existing Note:

$[______]

Principal Amount of New Note:

$[______]

Number of Right Shares:

[________]

Number of New Warrant Shares:

[________]

Number of Exchange Shares:

[________]

Amount of Cash Consideration:

$[________]

Delivery instructions for New Note:

[____________]

Delivery instructions for Exchange Shares:

[____________]

HOLDER:

[____________]

By: ______________________

Name:
Title:

Address for Notices:

[__________]

Attention: [_________]
Facsimile: [__________]
E-mail: [________]

with a copy (for information purposes only) to:

[_________]
Telephone: [________]
Facsimile: [________]
Attention: [_________]
E-mail: [__________]